UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐	Soliciting Material Pursuant to §240.14a-12

Lear Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Pzena Investment Management, LLC (“Pzena”), a significant shareholder of Lear Corporation (“Lear”), has expressed opposition to Lear’s proposed merger with a subsidiary of American Real Estate Partners, L.P. on the basis that the merger undervalues Lear. Lear believes that shareholders should note that while Pzena has claimed that the fair value for Lear is between $55 and $60 per share of common stock, Pzena has sold a substantial amount of Lear common stock well below this range. This filing consists of a summary of Pzena’s trading activity in Lear common stock during the time period from February 1, 2006 to February 14, 2007 based on information contained in filings made by Pzena with the Securities and Exchange Commission and compiled by Thomson Financial. The filing reflects the fact that during this time period, Pzena sold over 3.7 million shares of Lear common stock at an average price substantially below $36 per share. In addition, the summary reflects the fact that three weeks prior to Lear’s October 2006 private placement to affiliates of Carl Icahn, Pzena sold in excess of 425,000 shares of Lear common stock at a price of approximately $20 per share.

Recent History of Pzena Investment Management’s Trading Activity in Lear Shares as Reported in SEC Filings and Compiled by Thomson Financial

SEC Filing	Date	Share Amount	Share Price*	Activity

	2/1/2006	950	25.12	Purchase
	2/16/2006	(65825)	22.25	Sale
	2/17/2006	(19375)	22.52	Sale
	2/21/2006	(47025)	22.82	Sale
	2/23/2006	(21075)	22.00	Sale
13D - 3/29/06	2/27/2006	(2475)	21.27	Sale
	3/2/2006	(1450)	19.36	Sale
	3/9/2006	(700)	18.28	Sale
	3/17/2006	(25475)	16.60	Sale
	3/17/2006	25475	16.73	Purchase
	3/22/2006	(4475)	18.10	Sale
	3/22/2006	(51800)	18.08	Sale
	3/23/2006	(725)	17.31	Sale
	3/27/2006	(2300)	17.10	Sale
Form 4	5/2/2006	(37100)	23.65	Sale
Form 4	5/12/2006	(38350)	26.09	Sale
Form 4	5/23/2006	(5775)	22.75	Sale
Form 4	6/6/2006	1550	22.88	Purchase
Form 4	6/20/2006	525	20.29	Purchase
Form 4	6/27/2006	(18300)	22.20	Sale
Form 4	7/6/2006	2550	21.45	Purchase
Form 4	7/12/2006	(675)	21.30	Sale
Form 4	7/18/2006	(1925)	20.07	Sale
Form 4	7/21/2006	(3700)	21.19	Sale
Form 4	7/27/2006	4300	24.07	Purchase
Form 4	7/31/2006	14925	22.57	Purchase
Form 4	8/17/2006	(2900)	22.48	Sale
Form 4	8/18/2006	(285000)	21.01	Sale
Form 4	9/8/2006	(14125)	20.40	Sale
Form 4	9/21/2006	13675	18.61	Purchase
Form 4	9/25/2006	(3200)	18.30	Sale
Form 4	9/26/2006	(426300)	19.94	Sale
Form 4	10/16/2006	(202350)	24.59	Sale
Form 4	10/18/2006	(429400)	27.84	Sale
Form 4	10/24/2006	(404625)	29.64	Sale
	11/1/2006	(750)	30.05	Sale
	11/13/2006	(112175)	33.08	Sale
	11/13/2006	(8700)	33.16	Sale
	11/13/2006	(2750)	33.10	Sale
	11/14/2006	(2500)	33.13	Sale
	11/14/2006	(7925)	33.31	Sale
	11/14/2006	(4225)	32.98	Sale
	11/14/2006	(4150)	33.32	Sale
	11/14/2006	(61150)	33.04	Sale
	11/14/2006	(76425)	33.13	Sale
	11/14/2006	(4000)	33.03	Sale

	11/14/2006	(63500)	33.25	Sale
	11/15/2006	(89025)	34.06	Sale
	11/15/2006	(11500)	33.29	Sale
	11/15/2006	(14500)	33.97	Sale
	11/15/2006	(24925)	34.00	Sale
	11/15/2006	(28250)	33.76	Sale
	11/15/2006	(77925)	34.07	Sale
	11/15/2006	(51350)	34.00	Sale
	11/16/2006	(75892)	33.52	Sale
	11/16/2006	(58650)	33.68	Sale
13D- 2/9/2007	11/16/2006	(3475)	33.55	Sale
	11/17/2006	(5200)	33.30	Sale
	11/17/2006	(2650)	33.15	Sale
	11/17/2006	(2475)	33.15	Sale
	11/17/2006	(14958)	33.48	Sale
	11/20/2006	(112350)	33.83	Sale
	11/20/2006	(94950)	33.53	Sale
	11/21/2006	(4800)	32.70	Sale
	11/21/2006	(13250)	33.05	Sale
	11/22/2006	(2525)	31.95	Sale
	12/5/2006	2900	30.15	Purchase
	12/6/2006	(200)	30.05	Sale
	12/7/2006	8675	30.46	Purchase
	12/15/2006	(9175)	30.47	Sale
	12/20/2006	575	29.26	Purchase
	12/22/2006	(4850)	29.04	Sale
	1/8/2007	19950	28.06	Purchase
	1/9/2007	(4050)	27.69	Sale
	1/9/2007	4050	27.70	Purchase
	1/10/2007	(1225)	27.80	Sale
	1/16/2007	(17600)	32.65	Sale
	1/16/2007	(20000)	32.67	Sale
	1/16/2007	(59850)	32.61	Sale
	1/16/2007	(35000)	32.82	Sale
	1/16/2007	(8675)	32.70	Sale
	1/16/2007	(8600)	32.44	Sale
	1/16/2007	(8850)	32.58	Sale
	1/16/2007	(3900)	32.02	Sale
	1/16/2007	(26975)	32.80	Sale
	1/16/2007	(800)	32.74	Sale
	1/16/2007	(850)	32.81	Sale
	1/16/2007	(450)	32.71	Sale
	1/16/2007	(28200)	32.65	Sale
	1/17/2007	(825)	33.50	Sale
	1/17/2007	(625)	33.28	Sale
	1/22/2007	(7200)	33.31	Sale
	1/23/2007	(4825)	33.55	Sale
	1/23/2007	(8000)	33.55	Sale
	1/25/2007	(6100)	35.00	Sale
	1/30/2007	(1500)	34.25	Sale
	1/31/2007	(29075)	34.02	Sale
	1/31/2007	(15200)	34.14	Sale

	1/31/2007	(83175)	33.99	Sale
	2/1/2007	(18600)	34.12	Sale
	2/1/2007	(105725)	34.13	Sale
	2/1/2007	(19375)	34.13	Sale
	2/1/2007	(10200)	34.15	Sale
	2/1/2007	(8525)	34.12	Sale
	2/1/2007	(3100)	34.19	Sale
	2/1/2007	(1400)	34.10	Sale
	2/2/2007	(2150)	34.35	Sale
	2/2/2007	(18325)	34.40	Sale
	2/2/2007	(20075)	34.30	Sale
	2/2/2007	625	34.11	Purchase
	2/2/2007	(45525)	34.55	Sale
	2/2/2007	(400)	34.62	Sale
	2/2/2007	(1875)	34.51	Sale
	2/2/2007	(2150)	34.35	Sale
	2/2/2007	(18200)	34.63	Sale
	2/2/2007	(725)	34.37	Sale
	2/2/2007	(1075)	34.59	Sale
Form 4	2/14/2007	(1000)	38.32	Sale

	Net Sales	(3,726,800)
Compiled by Thomson Financial on 6.19.2007
*Represents transaction price or closing price on transaction date.